EXHIBIT 10.1

FOURTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Fourth Amendment") is entered into as of February 29, 2016, among MFRI, INC., a Delaware corporation (the "Company"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA-PIPE, INC., a Delaware corporation ("Perma-Pipe"), TC NILES CORPORATION, a Delaware corporation ("TC Niles"), TDC FILTER MANUFACTURING, INC., a Delaware corporation ("TDC"), MM NILES CORPORATION, a Delaware corporation ("MM Niles"), and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada") (each of the Company, Midwesco, Perma-Pipe, TC Niles, TDC, MM Niles, and Perma-Pipe Canada may be referred to herein individually, as a "Borrower" and collectively, as "Borrowers"), and BMO HARRIS BANK N.A., as lender ("Lender").
WHEREAS, Lender and Borrowers entered into a certain Credit and Security Agreement dated September 24, 2014 (as amended by that certain Consent and First Amendment to Credit and Security Agreement, dated as of February 5, 2015 and that certain Limited Waiver and Second Amendment to Credit and Security Agreement dated as of April 30, 2015 and that certain Consent and Third Amendment to Credit and Security Agreement dated as of January 29, 2016, and as hereby and further amended, restated, supplemented, and/or modified from time to time, the "Credit Agreement"); and
WHEREAS, Lender and Borrowers desire to amend certain provisions of the Credit Agreement pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made Lender to Borrower, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein without definition shall have the meanings contained in the Credit Agreement.
2.Amendments to Credit Agreement.
(A)    Amended Definitions. Clause (c) of the definition of "Borrowing Base", clause (c) of the definition of "Eligible Accounts" and the definitions of "Fixed Charge Trigger Period", "Reporting Trigger Period" and "Revolving Credit Facility" set forth in Section 1.01 of the Credit Agreement are hereby amended in their entirety and restated as follows:
"Borrowing Base" means, at any time of calculation, an amount equal to:
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(c)    the lesser of (i) the Cost of Eligible Inventory other than work in progress multiplied by sixty percent (60%) and (ii) $9,600,000; plus
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" "Eligible Account" means Accounts due to a Borrower that are determined by the Lender, in its reasonable credit judgment, to be Eligible Accounts. Except as otherwise agreed by the Lender, none of the following shall be deemed to be Eligible Accounts:

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(c)    Accounts due from any Account Debtor, twenty-five percent (25%) or more of whose Accounts are otherwise ineligible under the terms of clause (b) above;
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"Fixed Charge Trigger Period" means the period (a) commencing on the day that Availability is less than (i) $3,000,000 for a period of five (5) consecutive Business Days, or (ii) $2,000,000 as of the end of any Business Day and (b) continuing until the date that during the previous forty-five (45) consecutive days, Availability has been greater than $3,000,000 at all times during such period.
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"Reporting Trigger Period" means the period (a) commencing on the date that (i) an Event of Default occurs and is continuing, (ii) Availability is less than (x) $3,000,000, in each case, for a period of three (3) consecutive Business Days, or (y) $2,000,000 at the end of any Business Day and (b) continuing until the date that during the previous forty-five (45) consecutive days, (i) no Event of Default has existed and (ii) Availability has been greater than $3,000,000 at all times during such period."
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"Revolving Credit Facility" means the facility described in Section 2.01(a) or 2.03 providing for Revolving Loans and Letter of Credit Extensions to or for the benefit of the Borrowers by the Lender, in the maximum aggregate principal amount at any time outstanding of $15,000,000, as adjusted from time to time pursuant to the terms of this Agreement.
(B)    New Definitions. The definitions of "Fourth Amendment" and "TDC Accounts" are hereby inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:
"Fourth Amendment" means that Fourth Amendment to Credit and Security Agreement dated as of February 29, 2016 by and among Borrowers and Lender.
"TDC Accounts" means Accounts owed to TDC. For purposes of clarity, TDC Accounts may be Eligible Accounts so long as such Accounts meet all of the criteria of the definition of Eligible Accounts.
(C)    7.02 Borrowing Base Certificate; Other Information. Section 7.02(b) of the Credit Agreement is hereby deleted and the following is inserted in its stead:
"7.02    Borrowing Base Certificate; Other Information. Cause the Borrower Agent to deliver to the Lender, in form and detail satisfactory to the Lender:
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(b)    on or before the 20th day of each calendar month from and after the date hereof, Borrower Agent shall deliver to the Lender, in the form reasonably acceptable to the Lender, (i) reconciliations of all Borrowers’ Accounts as shown on the month end Borrowing Base Certificate for the immediately preceding month to Borrowers’ accounts receivable agings, to Borrowers’ general ledger and to Borrowers’ most recent financial statements, (ii) accounts payable agings, (iii) accounts receivable agings, (iv) reconciliations of Borrowers’ Inventory as shown on Borrowers’ perpetual inventory, to Borrowers’ general ledger and to Borrowers’ financial statements and (v) Inventory status reports, all with supporting materials as the Lender shall reasonably request; and with respect to TDC Accounts, within three (3) days of the prior week end, Borrower Agent shall deliver to Lender (x) reconciliations of TDC Accounts evidencing the balance of TDC Accounts as of the beginning of the prior week, minus collections received within such week, minus credits issued within such week and tying out such collections to the bank statement(s) for such week; and (y) a separate aging for TDC Accounts; on or prior to March 2, 2016, Borrowers shall provide Lender with a schedule in reasonable detail of all outstanding TDC Accounts.
3.TDC Accounts Reserve. Borrowers acknowledge and consent to Lender establishing a Reserve in an amount determined by Lender in its reasonable credit judgment to account for weekly collections of TDC Accounts.
4.Condition Precedent. This Fourth Amendment shall become effective upon Lender (or its counsel) receiving from the Borrowers an executed counterpart of this Fourth Amendment on behalf of such party in form and substance acceptable to it.
5.Confirmation of Obligations; Release.
(A)The Borrowers hereby confirm that the Borrowers are indebted to Lender for the Loan Obligations, Letter of Credit Obligations and other Obligations as set forth in the Credit Agreement and the other Loan Documents. Each Borrower further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against Lender of a
(B)ny nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement by Lender of the full amount of the Loans and other Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.
(C)Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against Lender or its enforcement of the Credit Agreement, the Revolving Loan Note, or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of Lender’s entering into this Fourth Amendment, each Borrower irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.
6.Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.
7.Execution in Counterparts. This Fourth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy or electronically (such as PDF) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
8.Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement shall remain in full force and effect.

(Signature Pages Follow)

(Signature Page to Fourth Amendment to Credit and Security Agreement)

BORROWERS: MFRI, INC., MIDWESCO FILTER RESOURCES, INC., PERMA-PIPE, INC., TC NILES CORPORATION, TDC FILTER MANUFACTURING, INC., MM NILES CORPORATION and PERMA-PIPE CANADA, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

LENDER: BMO HARRIS BANK, N.A. By: /s/Terrence McKenna, Jr.
Terrence McKenna, Jr.
Vice President